                                                                 EXHIBIT 24
                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard L. Thomas, Verne G. Istock, Thomas H. Jeffs II, Scott P. Marks, Jr., David J. Vitale, Sherman I. Goldberg, Robert A. Rosholt and M. Eileen Kennedy, jointly and severally, his attorney-in-fact, each with power of substitution, for him in any and all capacities to sign a Registration Statement on Form S-4 relating to common stock of First Chicago NBD Corporation (the "Corporation") to be issued in connection with the merger of Barrington Bancorp, Inc. with the Corporation and pursuant to resolutions adopted by the Board of Directors of the Corporation on December 8, 1995, and any amendments thereto (including any post-effective amendments) and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

      Signature                      Title
      ---------                      -----

/s/ Terence E. Adderley              Director
- -------------------------
Terence E. Adderley


/s/ James K. Baker                   Director
- -------------------------
James K. Baker


/s/ John H. Bryan                    Director
- -------------------------
John H. Bryan


/s/ Siegfried Buschmann              Director
- -------------------------
Siegfried Buschmann


/s/ James S. Crown                   Director
- -------------------------
James S. Crown


/s/ Maureen A. Fay, O.P.             Director
- -------------------------
Maureen A. Fay, O.P.


/s/ Charles T. Fisher III            Director
- -------------------------
Charles T. Fisher III


/s/ Donald V. Fites                  Director
- -------------------------
Donald V. Fites

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      Signature                      Title
      ---------                      -----



/s/ Verne G. Istock                  Director and Principal Executive Officer
- -------------------------
Verne G. Istock


/s/ Thomas H. Jeffs II               Director
- -------------------------
Thomas H. Jeff II


/s/ Richard A. Manoogian             Director
- -------------------------
Richard A. Manoogian


/s/ Scott P. Marks, Jr.              Director
- -------------------------
Scott P. Marks, Jr.


                                     Director
- -------------------------
William T. McCormick, Jr.


/s/ Earl L. Neal                     Director
- -------------------------
Earl L. Neal


/s/ James J. O'Connor                Director
- -------------------------
James J. O'Connor


/s/ Thomas E. Reilly, Jr.            Director
- -------------------------
Thomas R. Reilly, Jr.


/s/ Patrick G. Ryan                  Director
- -------------------------
Patrick G. Ryan


/s/ Adele Simmons                    Director
- -------------------------
Adele Simmons


/s/ Richard L. Thomas                Director
- -------------------------
Richard L. Thomas


/s/ David J. Vitale                  Director
- -------------------------
David J. Vitale


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      Signature                      Title
      ---------                      -----



/s/ William J. Roberts               Principal Accounting Officer
- -------------------------
William J. Roberts


/s/ Robert A. Rosholt                Principal Financial Officer
- -------------------------
Robert A. Rosholt